EXHIBIT 24


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated April 25, 1996, included in this Form 11-K, into Eljer Industries, Inc.'s previously filed Registration Statement File No. 33-29009 on Form S-8.




                                       /s/Arthur Andersen LLP



Dallas, Texas,
  June 28, 1996


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